EXHIBIT 32



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                                  CERTIFICATION

      In connection with the Annual Report of Tian'an Pharmaceutical Co., Ltd. (the "Company") on Form 10-KSB for the year ending December 31, 2007 as filed with the Securities and Exchange Commission (the "Report"), Weng Jianjun, the Company's Principal Executive Officer and Li Wei, the Company's Principal Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.


Date:  April 14, 2008

                                 By:  /s/ Weng Jianjun
                                      --------------------------
                                      Weng Jianjun, Principal Executive Officer


                                 By: /s/ Li Wei
                                       --------------------------
                                       Li Wei, Principal Financial Officer